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                                                                  EXHIBIT 10.29


                                ADDENDUM NO. 3

                     attaching to and forming part of the

                   CATASTROPHE "AWARDS MADE" EXCESS OF LOSS
                             REINSURANCE CONTRACT

                                 made between

         INTERMED INSURANCE COMPANY and/or INTERLEX INSURANCE COMPANY
                           of Springfield, Missouri
                 (hereinafter referred to as "the Reassured")

                                     and

                         REINSURERS SIGNATORY HERETO
                (hereinafter referred to as "the Reinsurers")

                    U.S. CLASSIFICATION: U.S. REINSURANCE


With effect from 1st October, 1997, the following amendments are made to this
Contract:

1.   The first paragraph of ARTICLE 8 - PREMIUM, is amended to read as follows:

         In consideration of the liabilities undertaken by the Reinsurers in accordance with the terms of this Contract, the Reassured shall pay the Reinsurers a premium for each Contract Year hereunder, calculated at the rate of 1.50% of the Reassured's subject matter Premium Income (being the sum of Intermed Insurance Company's Gross Net Earned Premium Income for original policies up to US$1,000,000 or so deemed, and Interlex Insurance Company's Gross Net Written Premium Income for original policies up to US$1,000,000 or so deemed, including Premium in respect of Defence Costs Allowance Rider on policy limits up to US$1,000,000) for the Contract Year under consideration, subject, however, to an annual Minimum and Deposit Premium of US$170,000 payable in four equal instalments on 1st October, 1997, 1st January, 1998, 1st April, 1998 and 1st July, 1998.

2. The participations of Reinsurers shall be as shown in the attached Schedules and not as heretofore.

ALL OTHER TERMS AND CONDITIONS REMAIN UNALTERED


IN WITNESS WHERREOF the parties hereto have, by their duly authorised representative, executed this Addendum as follows.

Signed in Springfield, Missouri, this 29th day of December, 1997


For and on behalf of the Reassured:
INTERMED INSURANCE COMPANY


/s/

And for the Reinsurers by means of and in accordance with the attached Schedules which shall be considered to form an integral part of this Contract.